EXHIBIT 10.4(k)

PERFORMANCE-BASED RESTRICTED STOCK
GRANT NOTICE AND AGREEMENT
RenaissanceRe Holdings Ltd. (the “Company”), pursuant to its 2001 Stock Incentive Plan, as amended (the “Plan”), hereby grants to Holder the number of shares of the Restricted Stock set forth below. The Restricted Stock is subject to all of the terms and conditions as set forth herein, as well as the terms and conditions of the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Grant Notice and Agreement (this “Grant Notice”), the Plan shall govern and control.

Holder:
Date of Grant:
Number of Shares of Restricted Stock:

Definitions:
For purposes of this Grant Notice, the following definitions shall apply:

“Employment Agreement” means the Holder’s employment agreement with the Company, as amended, amended and restated, or modified from time to time.

“Measurement Price” as of a given date means the average of the closing prices of the Stock or the common stock of a Peer Group company, as applicable, for each of the 20 trading days ending on (and including) such date.

“Peer Group” means the following group of companies: [Allied World Assurance Company Holdings, AG, Amlin plc, Arch Capital Group Ltd., Aspen Insurance Holdings Limited, Axis Capital Holdings Limited, Beazley plc, Endurance Specialty Holdings Ltd., Everest Re Group, Ltd., Greenlight Capital Re, Ltd., Hannover Re, Hiscox, Ltd., Lancashire Holdings Limited, Markel Corp., SCOR SE, Third Point Reinsurance Ltd., Validus Holdings Ltd., White Mountains Insurance Group, Ltd., WMIH Corp. and XL Group plc]; provided, however, that if (i) any of the companies ceases to be publicly traded for any reason following the Date of Grant and prior to the Committee’s determination of Total Shareholder Return with respect to a given Performance Period or (ii) if sufficient data with respect to any of such companies is not available to the Committee to calculate Total Shareholder Return for a given Performance Period, such company or companies shall not be members of the Peer Group during such Performance Period; provided further, however, that the Committee may, in its discretion, review and revise the composition of the Peer Group with respect to any Performance Period during the Committee’s first quarter meeting at the beginning of such Performance Period based on a review of the appropriateness of including or excluding any given company for comparison purposes.

“Performance Period” means (i) with respect to Tranche 1, calendar year 2016, (ii) with respect to Tranche 2, calendar year 2017, and (iii) with respect to Tranche 3, calendar year 2018.

“Reference Price” means the average of the closing prices of the Stock or the common stock of a Peer Group company, as applicable, for each of the 20 trading days ending on (and including) the Date of Grant.

“Service Period” means the period commencing on the Date of Grant and ending on December 31, 2018, with respect to each Vesting Tranche.

“Total Shareholder Return” means, as of any date, the percentage change in the value of the Stock or the common stock of a Peer Group company, as applicable, from the Reference Price to the Measurement Price as of such date, as determined by the Committee in its sole discretion; provided, however, that, with respect to a given Performance Period, the Committee shall apply the same methodology to the calculation of Total Shareholder Return of the Company as it applies to the calculation of Total Shareholder Return of each member of the Peer Group.

“Vesting Percentage” shall, with respect to a given Vesting Tranche, be a function of the Company’s Total Shareholder Return during the applicable Performance Period relative to members of the Peer Group, determined as follows:

Relative Total Shareholder Return	Vesting Percentage
[_____]th Percentile	[_____]%
[_____]th Percentile	[_____]%
[_____]th Percentile	[_____]%
[_____]th Percentile	[_____]%

In the event that the relative Total Shareholder Return during a given Performance Period falls between any of the stated percentile values above, the Vesting Percentage for the applicable Vesting Tranche shall be determined using a linear interpolation from the next lowest stated percentile value. For all purposes of this Grant Notice, the Plan, the Employment Agreement, and any other agreement between the Holder and the Company, relative Total Shareholder Return in the [_____]th percentile among the Peer Group shall be deemed to be “target” performance. Notwithstanding anything herein to the contrary, the Committee may decrease the Vesting Percentage with respect to any given Performance Period(s), in its sole discretion. No shares of Restricted Stock in a given Vesting Tranche shall vest if the Company’s Total Shareholder Return for a given Performance Period relative to the Peer Group is at or below the [_____]th percentile. The maximum Vesting Percentage for any given Vesting Tranche shall be 100%; provided that if the Company’s absolute Total Shareholder Return for a given Performance Period is negative, then the maximum Vesting Percentage for the applicable Vesting Tranche shall be [●]%.

“Vesting Tranche” means a vesting tranche of Restricted Stock as set forth herein.

Vesting Tranches:
“Tranche 1” shall consist of [_____] shares of the Restricted Stock.

“Tranche 2” shall consist of [_____] shares of the Restricted Stock.

“Tranche 3” shall consist of [_____] shares of the Restricted Stock.

Vesting Schedule:
Subject to the Holder’s continued employment with the Company or a Subsidiary through the Service Period (except as otherwise provided in any other agreement between the Holder and the Company pertaining to the Restricted Stock, including the Employment Agreement, in which case the terms of such other agreement shall apply to the Restricted Stock), a number of shares of Restricted Stock in each Vesting Tranche shall vest upon the expiration of the Service Period equal to the product of (x) the total number of shares of Restricted Stock in such Vesting Tranche multiplied by (y) the Vesting Percentage.

The total number of vested shares of Restricted Stock in each Vesting Tranche shall be delivered following the later of (i) expiration of the Service Period and (ii) the Committee’s determination of Total Shareholder Return with respect to the Performance Period for such Vesting Tranche. Shares of Restricted Stock in a given Vesting Tranche that are no longer eligible to vest following the Committee’s determination of Total Shareholder Return with respect to a given Performance Period shall immediately be forfeited by the Holder for no consideration as of the date of such determination.

Termination of Employment:
In the event that the Holder’s employment with the Company and all Subsidiaries is terminated for any reason (except as otherwise provided in any other agreement between the Holder and the Company pertaining to the Restricted Stock, including the Employment Agreement, in which case the terms of such other agreement shall apply to the Restricted Stock), all shares of Restricted Stock that have not vested as of the date of such termination shall be immediately forfeited for no consideration as of such date.

Dividends on Restricted Stock:
As contemplated by Section 8(a)(ii) of the Plan, all cash dividends and stock dividends, if any, with respect to the Restricted Stock shall be withheld by the Company for the Holder’s account, without interest. Such cash dividends or stock dividends so withheld shall be subject to forfeiture and vesting to the same degree as the shares of Restricted Stock to which they relate and shall be paid to the Holder only when such shares of Restricted Stock otherwise vest. Accrued dividends that remain unpaid following any termination of the Holder’s employment shall be immediately forfeited for no consideration as of the date of such termination. No dividends will accrue or be withheld by the Company on the Holder’s behalf pursuant to this Grant Notice or the Plan with respect to any Restricted Shares on or following the date on which they vest in full.

Additional Terms:

•
The Restricted Stock granted hereunder shall be registered in the Holder’s name on the books of the Company, but the certificates evidencing such Restricted Stock shall be retained by the Company while the Restricted Stock remains unvested, and for such additional time as the Committee determines appropriate.

•
The Company shall have the right to deduct from any payment to the Holder pursuant to this Grant Notice any federal, state or local income or other taxes required to be withheld in respect thereof in accordance with Section 10(d) of the Plan, the terms of which are incorporated herein by reference and made a part hereof.

•	This Grant Notice does not confer upon the Holder any right to continue as an employee.

•	This Grant Notice shall be construed and interpreted in accordance with the laws of Bermuda, without regard to the principles of conflicts of law thereof.

THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THIS GRANT NOTICE AND THE PLAN, AND AS AN EXPRESS CONDITION TO THE GRANT OF RESTRICTED STOCK HEREUNDER, AGREES TO BE BOUND BY THE TERMS THIS GRANT NOTICE AND THE PLAN.

RENAISSANCERE HOLDINGS LTD. By: Signature Title: Date:	HOLDER Signature Date: